Exhibit 99.2 2Q25 EARNINGS REPORT PennyMac Mortgage Investment Trust July 2025

FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s ﬁnancial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include, but are not limited to, statements regarding future changes in interest rates, housing, and prepayment rates; future loan originations and production; future loan delinquencies, defaults and forbearances; future investment and hedge expenses; future investment strategies, future earnings and return on equity as well as other business and ﬁnancial expectations. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: changes in interest rates; the Company’s compliance with changing federal, state and local laws and regulations that govern its business; the general economy or the real estate ﬁnance and real estate markets; events or circumstances which undermine conﬁdence in the ﬁnancial and housing markets or otherwise have a broad impact on ﬁnancial and housing markets; changes in real estate values, housing prices and housing sales; changes in macroeconomic, consumer and real estate market conditions; the degree and nature of the Company’s competition; the availability of, and level of competition for, attractive risk adjusted investment opportunities in mortgage loans and mortgage related assets that satisfy the Company’s investment objectives; the inherent diﬃculty in winning bids to acquire mortgage loans, and the Company’s success in doing so; the concentration of credit risks to which the Company is exposed; the Company’s dependence on and potential conﬂicts with its manager, servicer and their aﬃliates; the Company’s ability to mitigate cybersecurity risks, cybersecurity incidents and technology disruptions; the development of artiﬁcial intelligence; the availability, terms and deployment of short term and long term capital; the adequacy of the Company’s cash reserves and working capital; the Company’s ability to maintain the desired relationship between its ﬁnancing and the interest rates and maturities of its assets; the timing and amount of cash ﬂows, if any, from the Company’ s investments; the Company’s substantial amount of indebtedness; the performance, ﬁnancial condition and liquidity of borrowers; the Company’s exposure to risks of loss and disruptions in operations resulting from severe weather events, man-made or other natural conditions, including climate change and pandemics; the ability of the Company’s servicer, which also provides the Company with fulﬁllment services, to approve and monitor correspondent sellers and underwrite loans to investor standards; incomplete or inaccurate information or documentation provided by customers or counterparties, or adverse changes in the ﬁnancial condition of the Company’s customers and counterparties; the Company’s indemniﬁcation and repurchase obligations in connection with mortgage loans it purchases and later sells or securitizes; the quality and enforceability of the collateral documentation evidencing the Company’ s ownership and rights in the assets in which it invests; increased rates of delinquency, defaults and forbearances and/or decreased recovery rates on the Company’s investments; the performance of mortgage loans underlying mortgage backed securities or other investments in which the Company retains credit risk; the Company’s ability to foreclose on its investments in a timely manner or at all; increased prepayments of the mortgages and other loans underlying the Company’s mortgage backed securities or relating to the Company’s mortgage servicing rights and other investments; risks associated with the discontinuation of LIBOR; the degree to which the Company’s hedging strategies may or may not protect it from interest rate volatility; the accuracy or changes in the estimates the Company makes about uncertainties, contingencies and asset and liability valuations; the Company’s ability to maintain appropriate internal control over ﬁnancial reporting; the Company’s ability to detect misconduct and fraud; developments in the secondary markets for the Company’s mortgage loan products; legislative and regulatory changes that impact the mortgage loan industry or housing market regulatory or other changes that impact government agencies or government sponsored entities, or such changes that increase the cost of doing business with such agencies or entities; federal and state mortgage regulations and enforcement; changes in government support of homeownership and affordability programs; changes in the Company’s investment objectives or investment or operational strategies, including any new lines of business or new products and services that may subject it to additional risks volatility in the Company’s industry, the debt or equity markets; limitations imposed on the Company’s business and its ability to satisfy complex rules for it to qualify as a REIT for U.S. federal income tax purposes and qualify for an exclusion from the Investment Company Act of 1940 and the ability of certain of the Company’s subsidiaries to qualify as REITs or as taxable REIT subsidiaries for U.S. federal income tax purposes; changes in governmental regulations, accounting treatment, tax rates and similar matters; the Company’s ability to make distributions to its shareholders in the future; the Company’s failure to deal appropriately with issues that may give rise to reputational risk; and the Company’s organizational structure and certain requirements in its charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents ﬁled by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only. This presentation contains ﬁnancial information calculated other than in accordance with U.S. generally accepted accounting principles (“GAAP”), such as income excluding market driven value changes that provide a meaningful perspective on the Company’s business results since the Company utilizes this information to evaluate and manage the business. Non-GAAP disclosures have limitations as an analytical tool and should not be viewed as a substitute for ﬁnancial information determined in accordance with GAAP. 2

SECOND QUARTER HIGHLIGHTS Solid levels of income excluding market driven value changes offset by net fair value declines resulting from extreme market volatility and a non-recurring tax expense Net new Pretax income investments in Fair value of 2Q25 Results CREDIT excluding market credit sub-bonds organically- SENSITIVE driven value from PMT created CRT⁽³⁾ Net loss Pretax income changes⁽⁴⁾ securitizations investments STRATEGIES attributable $22mm $14mm $87mm $1.0bn to common shareholders⁽¹⁾ Diluted EPS⁽³⁾ Net new $(0.04) $(3)mm Pretax income investments in INTEREST RATE excluding market senior bonds Fair value of SENSITIVE driven value New investments from PMT MSR Pretax loss changes⁽⁴⁾ in MSR⁽³⁾ securitizations investments STRATEGIES Return on average Book value common equity⁽²⁾ per share $(5)mm $24mm $44mm $66mm $3.7bn (1)% $15.00 PMT correspondent Dividend per CORRESPONDENT production common share PRODUCTION Pretax income volume (UPB)⁽³⁾⁽⁵⁾ $0.40 $14mm $3.1bn Note: All ﬁgures are for 2Q25 or are as of 6/30/25 (1) Includes a provision for income tax of $9 million, which primarily consisted of a non-recurring tax expense of $14 million primarily from the repricing of deferred tax balances due to state apportionment changes driven by recent legislation (2) Return on average common shareholders’ equity is calculated based on net income attributable to common shareholders as a percentage of monthly average common equity during the quarter (3) EPS = earnings per share; CRT = credit risk transfer; MSR = mortgage servicing rights; UPB = unpaid principal balance 3 3 (4) Excludes $7 million of market-driven value gains in the credit sensitive strategies and $29 million of market-driven value losses in the interest rate sensitive strategies - see slide 10 (5) Excludes $14 billion in UPB of conventional loan production which was for PennyMac Financial Services, Inc.’s (NYSE: PFSI) account; also excludes $1 billion in UPB of loans acquired or originated by PFSI and sold to PMT

2Q25 STRATEGIC UPDATE

SYNERGISTIC RELATIONSHIP WITH PFSI IS A UNIQUE AND PROVEN COMPETITIVE ADVANTAGE Balance sheet to invest in Strategically well-positioned in a long-term mortgage assets market characterized by consolidation and changes in the regulatory environment ● Leverages PFSI’s expertise in mortgage production, servicing, and Tax-efﬁcient investment vehicle Best-in-class operating platform investment management, thereby ● Successful track record of more ● Deep and experienced reducing operational risk than 16 years management team ● Mortgage-related investments:● Large and agile multi-channel MANAGEMENT ● Provides PMT with unique access to a origination business AND SERVICES ‒ MSRs consistent pipeline of loans for AGREEMENTS ● Scaled servicing business with ‒ Credit risk transfer investments at attractive returns expertise in different regulatory ‒ Private label securitizations environments ● Infrastructure to invest in new ● If the GSEs reduce their footprint, both ● Best-in-class technology and loan products entities can capitalize on the evolving processes landscape for secondary market execution, including increased levels of Scaled and eﬃcient private label securitizations cost structure 5

ORGANIC INVESTMENT CREATION DRIVEN BY PRIVATE LABEL SECURITIZATION ACTIVITY Aggregate Non-Owner Occupied (NOO) and Jumbo (1) Loan Growth PMT’s Private Label (UPB in billions) Securitization Leadership NOO Loans Jumbo Loans (2) Top 3 Issuer Among largest issuers of prime Non-Agency MBS in 1H25 9 Securitizations Completed since 4Q24 ● We expect to continue closing approximately one securitization of NOO loans per month and one securitization of jumbo loans per quarter, with this activity enabled by our industry-leading capital markets operations $3.2 Billion (3) Total UPB of securitized loans ● In 2Q25, PMT completed three securitizations of NOO loans totaling $1.0 billion in UPB and $71 million of retained investments, and one securitization of jumbo loans totaling $339 million in UPB and $82 million of retained investments $300 Million ● Targeted returns on equity for retained investments are in the low-to-mid (3) teens, with the ability to inﬂuence the credit outcome given our position New investments retained as servicer of the underlying loans Note: Figures may not sum due to rounding (1) Includes loans originated or acquired for both PFSI and PMT (2) Inside MBS & ABS 6 (3) Since 4Q24

SEASONED INVESTMENT PORTFOLIO EXPECTED TO PERFORM WELL OVER LONG-TERM Nearly two-thirds of PMT’s shareholders’ equity is deployed to seasoned investments in MSRs and PMT’s unique GSE credit risk transfer investments with strong underlying fundamentals Mortgage Servicing Rights PMT GSE Credit Risk Transfer (47% of shareholders' equity) (16% of shareholders' equity) • Stable cash ﬂows over extended expected life• Seasoned loans originated from 2015 – 2020 at low WACs (1) ‒ WAC of 3.9%; majority of loans signiﬁcantly out of the money • Realized lifetime losses expected to be • Decreased sensitivity of fair values at higher market interest rates limited • Elevated placement fee income from higher short-term rates Strong long-term expected risk-adjusted returns supported by: • Underlying, high-quality conventional loan borrowers (1) • Low delinquencies and LTV ratios, driven by mortgages with low rates and substantial accumulation of home equity • Higher interest rates, implying slower runoff and extended asset life • PFSI’s industry-leading servicing capabilities 7 (1) WAC = Weighted average coupon; LTV = Loan-to-value

ORGANICALLY CREATED INVESTMENT PORTFOLIO IS A KEY DIFFERENTIATOR PMT Equity Allocation (at 6/30/25) ● Almost 80% of PMT's equity is Cash, short term deployed in organically created investments, and investments and loans held for other, 7% (3) sale via Pennymac’s Inorganic or production opportunistic (1) investments, 15% ● Our position as both producer and servicer provides deep insight into credit quality and allows us to proactively Organic manage credit outcomes Correspondent investments, production, 10% (2) ● This unique control leads to 68% superior risk management and the potential for enhanced returns over the long-term (1) Inorganic or opportunistic investments: primarily includes CAS & STACR bonds, purchased MSRs, Agency MBS, other Agency pass-throughs, principal only bonds and third-party senior MBS investments (2) Organic investments: primarily includes PMT GSE Credit Risk Transfer, PMT Non-Agency subordinate MBS, originated MSRs, interest only securitization, and PMT senior non-Agency MBS investments 8 (3) Includes loans originated by or acquired for both PFSI and PMT

KEY OPERATING METRICS & OTHER FINANCIAL SCHEDULES

SECOND QUARTER RESULTS AND RETURN CONTRIBUTIONS BY STRATEGY Market-Driven Income Excluding Total Income Value Changes and WA Equity Annualized Return ($ in millions, except EPS) Market-Driven Value (1) (3) (1) Contribution Non-Recurring Allocated on Equity (ROE) (1)(2) Changes (2) Impacts Credit sensitive strategies: PMT GSE credit risk transfer $ 17.0 $ 7.8 $ 9.1 $ 297 23% Other GSE Credit Risk Transfer (CAS & STACR) 4.0 0.3 3.7 98 16% PMT Non-Agency Subordinate MBS 0.8 (0.7) 1.5 50 7% (4) Other credit sensitive strategies 0.1 0.0 0.1 5 6% Net credit sensitive strategies $ 21.8 $ 7.4 $ 14.4 $ 450 19% Interest rate sensitive strategies: MSRs (incl. recapture) $ 34.8 $ 22.7 $ 12.1 Agency MBS (incl. Agency PO's and IO Securitization) 21.1 12.3 8.8 Non-Agency Senior MBS (0.2) (2.9) 2.7 Interest rate hedges (60.6) (60.6) Net interest rate sensitive strategies $ (4.9) $ (28.5) $ 23.6 $ 1,113 -2% Correspondent production $ 13.7 $ 0.0 $ 13.7 $ 185 30% Cash, short term investments, and other $ 0.7 $ 0.7 $ 140 2% (5) Management fees & corporate expenses (14.4) n/a (14.4) -3% (5) Corporate $ (13.7) n/a (13.7) 140 -3% $ $ Beneﬁt / (Provision) for income tax expense $ (9.5) (7.2) (2.3) $ $ Net income (loss) $ 7.5 $ (28.3) $ 35.8 $ 1,888 2% Dividends on preferred stock $ 10.5 $ 541 8% Net loss attributable to common shareholders $ (2.9) $ 1,346 -1% Diluted EPS $ (0.04) Note: Figures may not sum due to rounding (1) Income contribution and the annualized return on equity calculated net of any direct expenses associated with investments (e.g., loan fulﬁllment fees and loan servicing fees), but before tax expenses; some of the income associated with the investment strategies may be subject to taxation (2) Categorization of market-driven value changes or non-recurring impacts are based on management assessment; income excluding market-driven value changes does not represent REIT taxable income and is a non-GAAP ﬁgure (3) Equity allocated represents management’s internal allocation; certain ﬁnancing balances and associated interest expenses are allocated between investments based on management’s assessment of target leverage ratios and required capital or liquidity to support the investment 10 (4) Primarily consists of legacy distressed loan portfolio; net new investments also reﬂect sales in performing and non-performing loans as a part of PMT’s strategy to exit the investments; includes $1.7 million in carrying value of real estate acquired in settlement of loans at 06/30/25 (5) ROE calculated as a percentage of total equity

CORRESPONDENT PRODUCTION HIGHLIGHTS Correspondent Acquisition Volume and Mix Key Financial Metrics (UPB in billions) 1Q25 2Q25 Segment pretax income as a percentage of 0.37% 0.39% (2) interest rate lock commitments Fulﬁllment fee as a percentage of 0.19% 0.19% (3) acquisitions funded Selected Operational Metrics 1Q25 2Q25 Correspondent seller relationships 787 771 Purchase money loans as a percentage of 89% 90% (1) Conventional loans for PMT total acquisitions Government loans for PFSI (1) Conventional loans for PFSI Total locks ● Under a renewed mortgage banking services agreement with PFSI, effective July 1, 2025, correspondent loans are now initially acquired by PFSI; PMT retains the right to purchase up to 100% of non-government loan production ● PMT expects to acquire all jumbo production and 15 - 25% of total conventional conforming correspondent production in 3Q25, compared to 17% in 2Q25 Note: May not sum due to rounding (1) For all government loans and conventional loans sourced for PFSI, PMT earns a sourcing fee and interest income for its holding period and does not pay a fulﬁllment fee to PFSI (2) Conventional conforming and jumbo interest rate lock commitments for PMT’s own account 11 (3) Based on funded loans subject to fulﬁllment fees

HEDGING APPROACH CENTRAL TO PMT’S INTEREST RATE SENSITIVE INVESTMENTS MSR Valuation Changes and Offsets • PMT seeks to manage interest rate risk ($ in millions) exposure on a “global” basis, recognizing Change in MSR fair value before realization of cash ﬂows interest rate sensitivities across its investment Change in fair value of MBS, interest rate hedges, and related tax impacts strategies • MSR fair value was up slightly from the end of the prior quarter • MSR hedging results negatively impacted by extreme rate volatility in April 12

RUN-RATE RETURN POTENTIAL FROM PMT’S INVESTMENT STRATEGIES Annualized Return WA Equity • Represents the average annualized return and (1) on Equity (ROE) Allocated (%) quarterly earnings potential expected from Credit sensitive strategies: PMT GSE credit risk transfer 13.6% 15% our strategies over the next four quarters Other GSE Credit Risk Transfer (CAS & STACR) 13.0% 5% Non-Agency Subordinate MBS 13.9% 5% • Reﬂects performance expectations in the Other credit sensitive strategies 1.0% 0% current mortgage market Net credit sensitive strategies 13.5% 25% Interest rate sensitive strategies: ‒ Increased investment expected in accretive MSRs (inc. recapture) 10.6% 46% non-agency subordinate and senior bonds, Agency MBS (inc. Agency PO & IO securitization) 37.2% 7% primarily through organic securitization activity Non-Agency Senior & IO MBS 15.1% 8% (2) Interest rate hedges -2.0% 0% ‒ Expected returns on interest rate sensitive Net interest rate sensitive strategies 12.3% 61% assets have potential to improve if the yield Correspondent production 23.1% 7% curve steepens, which would drive an increase Cash, short term investments, and other 2.5% 7% in the overall run rate (3) Management fees & corporate expenses -3.1% 0% (3) Net Corporate -2.9% 7% ‒ Correspondent and aggregation activities have Provision for income tax expense -0.3% positive momentum, driving an improved Net income 9.3% 100% expectation for correspondent return on equity Dividends on preferred stock 7.7% 29% Net income attributable to common shareholders 9.9% 71% (1) Equity allocated represents management’s internal allocation; certain ﬁnancing balances and Average Diluted EPS Per Quarter $ 0.38 associated interest expenses are allocated between investments based on management’s assessment of target leverage ratios and required capital or liquidity to support the investment Note: This slide presents estimates for illustrative purposes only, using PMT’s base case assumptions (e.g., for credit performance, prepayment 13 (2) ROE calculated as a percentage of segment equity speeds, ﬁnancing economics, and loss treatment for CRT transactions), and does not contemplate market-driven value changes other than (3) ROE calculated as a percentage of total equity realization of cash ﬂows and hedge costs, or signiﬁcant changes or shocks to current market conditions; actual results may differ materially

FLEXIBLE AND SOPHISTICATED FINANCING STRUCTURES (1) Debt Schedule by Year of Maturity (in millions) Unsecured and Exchangeable Senior Notes Financing MSR Term Notes and Loans capacity across CRT Term Notes multiple banks / ﬂexibility to ﬁnance ﬂuctuating MSR and advance balances $1,169mm drawn Unsecured and MSR Financing CRT Financing Exchangeable Senior Notes ● The majority of our CRT ﬁnancing is in the ● Maturity of MSR term notes and loans aligns ● Provides ﬂexibility and complements form of term notes, which do not contain more closely with the expected life of the asset-backed structures margin call provisions MSR asset than short-term borrowings ● Issued $105 million of unsecured senior ● $130 million of securities repurchase notes due June 2030 agreements outstanding for CRT investments ● $345 million of exchangeable senior notes due 2026 to be retired near maturity using capacity from existing ﬁnancing lines Note: All ﬁgures are as of June 30, 2025 14 14 (1) By principal amount. CRT term notes amortize with principal paydowns. Excludes securities repurchase agreements ﬁnancing our investments in MBS and a portion of our investments in CRT.

(1) See Appendix slide 26 for a reconciliation of leverage ratios including and excluding non-recourse debt NON-RECOURSE LEVERAGE REMAINS IN-LINE WITH HISTORICAL LEVELS (1) PMT Leverage Ratios Total debt-to-equity Debt-to-equity ex. non-recourse debt ● Total debt-to-equity increases as we retain investments from securitizations, as all securitized loans remain on the balance sheet ● Debt resulting from securitizations is non-recourse debt, where the source of repayment for the debt is limited to the associated loans ● We believe that debt-to-equity excluding non-recourse debt is the best metric to measure the leverage of our business ‒ This metric has remained stable in recent quarters ● We expect this divergence between the two metrics to continue to increase as we continue our retention of investments from our securitization program 15

APPENDIX

PMT IS FOCUSED ON UNIQUE INVESTMENT STRATEGIES IN THREE SEGMENTS • Leading acquirer and producer of conventional conforming mortgage loans • Signiﬁcant growth in market share over PMT’s more than 16-year history driven by PFSI’s Correspondent operational excellence and high service levels Production • Provides unique ability to produce investment assets organically • MSR investments created through the securitization of conventional correspondent loan production Interest Rate Sensitive • Hedged with Agency MBS and interest rate derivatives Strategies • Strong track record and discipline in hedging interest rate risk • Investments in credit risk on PMT’s high-quality loan production with ability to inﬂuence performance through active servicing Credit • Established track record of consistently issuing private label securitizations, supported by Sensitive increasing investor demand Strategies • Appr oximately $20.4 billion in UPB of loans underlying PMT’s front-end GSE CRT investments at June 30, 2025 17

(1) At period end (2) Return on average common equity is calculated based on annualized quarterly net income attributable to common shareholders as a percentage of monthly average common equity during the period HISTORICAL EARNINGS, DIVIDENDS AND BOOK VALUE PER SHARE (1) ROE⁽²⁾ 4% 15% 12% 10% 4% 9% 10% 0% -1% • Repurchased 29.1 million common shares from 3Q15 through 2Q24 18

CURRENT MARKET ENVIRONMENT AND MACROECONOMIC TRENDS (1) (2) 6.65% 6.77% 4.21% 4.23% Average 30-year ﬁxed rate mortgage 10-year Treasury Bond Yield (4) (3) Macroeconomic Metrics U.S. Origination Market Forecast (UPB in trillions) 6/30/24 9/30/24 12/31/24 3/31/25 6/30/25 10-year Treasury bond yield 4.4% 3.8% 4.6% 4.2% 4.2% 2/10 year Treasury yield spread -0.4% 0.1% 0.3% 0.3% 0.5% 30-year ﬁxed rate mortgage 6.9% 6.1% 6.9% 6.7% 6.8% Secondary mortgage rate 5.8% 4.9% 5.9% 5.6% 5.5% U.S. home price appreciation 5.5% 3.9% 4.0% 3.4% 2.7% (Y/Y% change) Residential mortgage originations $430 $455 $460 $355 $500 (in billions) Reﬁnance Purchase (1) Freddie Mac Primary Mortgage Market Survey. (2) U.S. Department of the Treasury. (3) Actual originations: Inside Mortgage Finance; Forecast originations; Average of Mortgage Bankers Association (7/17/25) and Fannie Mae (6/12/25) forecasts (4) 10-year Treasury bond yield and 2/10 year Treasury yield spread: Bloomberg. Average 30-year ﬁxed rate mortgage: Freddie Mac Primary Mortgage Market Survey. Average secondary mortgage rate: 30-Year FNCL Par Coupon Index (MTGEFNCL), Bloomberg. 19 U.S. home price appreciation: S&P CoreLogic Case-Shiller U.S. National Home Price NSA Index (SPCSUSA); data is as of 4/30/25. Residential mortgage originations are for the quarterly period ended; source: Inside Mortgage Finance

PMT’S INVESTMENT ACTIVITY BY STRATEGY DURING THE QUARTER Long-term mortgage Assets carrying Change in Assets carrying ($ in millions) Fair value changes (5) asset value at 3/31/25 Investments value at 6/30/25 PMT GSE credit $ 1,065 $ (24) $ 8 $ 1,049 (1) risk transfer Other GSE Credit Risk Credit $ 195 $ (0) $ 1 $ 195 Transfer (CAS & STACR) Sensitive Non-Agency Strategies $ 199 $ 87 $ (1) $ 285 (2) Subordinate MBS Other Credit Sensitive $ 5 $ (1) $ 0 $ 5 (3) Strategies MSR $ 3,770 $ (54) $ 23 $ 3,739 Interest Non-Agency Rate $ 163 $ 80 $ (3) $ 240 (4) Senior MBS Sensitive Strategies Agency $ 3,738 $ (115) $ 12 $ 3,636 (4) MBS Total $ 9,135 $ (27) $ 39 $ 9,148 Note: Figures may not sum due to rounding (1) The fair value of PMT’s organically-created GSE CRT investments is reﬂected on PMT’s balance sheet as deposits securing CRT arrangements, and derivative and credit risk transfer strip assets or liabilities, net of the interest-only security payable (2) As discussed in Note 6 – Variable Interest Entities to our Quarterly Report on Form 10-Q for the quarter ended 3/31/25 we consolidate the assets and liabilities in the trust that issued the subordinate bonds; accordingly, this investment is shown as Loans at fair value and Asset-backed ﬁnancing of variable interest entities on our consolidated balance sheet (3) Primarily consists of legacy distressed loan portfolio; net new investments also reﬂect sales in performing and non-performing loans as a part of PMT’s strategy to exit the investments; includes $1.7 million in carrying value of real estate acquired in settlement of loans at 6/30/25 (4) MBS = Mortgage-backed securities; net new investments in Agency MBS represents rebalancing of the MBS portfolio (considered along with to be announced hedges in managing PMT’s interest rate risk) and runoff 20 (5) Change in investments represents new investments net of sales, liquidations, and runoff

TRENDS IN MSR INVESTMENTS (1) MSR Investments ($ in millions) • MSR assets were $3.7 billion as of June 30, 2025 down slightly from March 31, 2025 ‒ Fair value increases and new MSR investments more than offset by runoff from prepayments ‒ UPB underlying PMT’s MSR investments decreased slightly 21 (1) Owned MSR portfolio and excludes loans acquired for sale at fair value

MSR ASSET VALUATION June 30, 2025 Mortgage Unaudited ($ in millions) Servicing Rights (1) Pool UPB $221,632 Weighted average coupon 3.9% Weighted average servicing fee 0.27% Weighted average prepayment speed assumption (CPR) 7.3% Fair value $3,739 As a multiple of servicing fee 6.1 22 (1) Owned MSR portfolio and excludes loans acquired for sale at fair value

DELINQUENCY TRENDS AND SERVICING ADVANCES OUTSTANDING (1) Historical Trends in Delinquency and Foreclosure Rates 30-60 Day 60-90 Day 90+ Day In foreclosure ● As expected, overall mortgage delinquency rates increased slightly from the prior quarter ● Servicing advances outstanding for PMT’s MSR portfolio decreased to approximately $70 million at June 30, 2025 from $84 million at March 31, 2025 ‒ No principal and interest advances are outstanding 23 (1) Owned MSR portfolio and includes loans acquired for sale at fair value; delinquency and foreclosure rates based on UPB; as of 6/30/25, the UPB of mortgage servicing rights owned by PMT and loans held for sale totaled $229 billion

PMT’S OWNED MSR PORTFOLIO CHARACTERISTICS As of June 30, 2025 Loan Remaining Loan size FICO credit 60+ UPB % of count Note Seasoning maturity ($ in score at Original Current Delinquency (2) (3) Segment ($ in billions) Total UPB (in thousands) rate (months) (months) thousands) origination LTV LTV (by UPB) GSE FNMA $108.3 48.9% 422 3.8% 55 295 $257 757 75% 51% 0.9% FHLMC $108.9 49.1% 390 3.9% 45 303 $279 761 75% 55% 0.6% (1) Other Other $4.4 2.0% 16 5.1% 39 318 $283 762 72% 57% 0.6% Grand Total $221.6 100.0% 827 3.9% 49 299 $268 759 75% 53% 0.8% Note: Figures may not sum due to rounding (1) Other represents MSRs collateralized by conventional loans sold to private investors (2) Excludes loans held for sale at fair value 24 (3) Excludes any additional second lien on property

TRENDS IN PMT’S UNIQUE INVESTMENTS IN GSE CREDIT RISK TRANSFER (1) • Fair value of PMT’s organically-created CRT investments Organically-Created GSE CRT Investments was down from March 31, 2025 due to runoff ($ in millions) • The 60+ day delinquency rate decreased from March 31, 2025 • Consistent with previously reported results, cumulative lifetime losses increased slightly; we expect realized losses over the life of these investments to be limited, given the substantial build-up of equity for underlying borrowers due to home price appreciation in recent years (2) Selected metrics for quarter ended : Underlying UPB of loans ($ in billions) $ 22.2 $ 21.7 $ 21.2 $ 20.8 $ 20.4 WA FICO at origination 753 753 753 753 753 WA LTV at origination 82.4% 82.4% 82.4% 82.4% 82.4% WA current LTV 48.5% 47.5% 47.4% 47.3% 43.4% 60+ days delinquent as a % of outstanding UPB 1.11% 1.23% 1.48% 1.35% 1.26% Net realized principal losses ($ in millions) $ 0.1 $ 0.8 $ 0.5 $ 1.2 $ 1.2 Cumulative lifetime principal losses ($ in millions) $ 46.7 $ 47.5 $ 48.0 $ 49.3 $ 50.5 Interest reduction ($ in millions) $ 3.2 $ 3.2 $ 3.1 $ 3.1 $ 3.1 Cumulative interest reduction ($ in millions) $ 32.9 $ 36.1 $ 39.2 $ 42.4 $ 45.4 Note: Figures may not sum due to rounding (1) The fair value of PMT’s organically created GSE CRT investments is reﬂected on PMT’s balance sheet as deposits securing CRT arrangements, and derivative and credit risk transfer strip assets or liabilities, net of the interest-only security payable 25 (2) Weighted average FICO and LTV metrics at origination for the population of loans remaining as of the date presented; current LTVs were refreshed using the latest home price information available as of the reporting period

RECONCILIATION OF LEVERAGE RATIOS INCLUDING AND EXCLUDING NON-RECOURSE DEBT June 30, 2025 (1) Assets Financing Mortgage loan Notes payable Assets sold under participation secured by CRT Adjustments for Excluding VIE agreements to purchase and sale arrangements and Consolidated VIE Financing Financing repurchase agreements MSRs Total (in thousands except for debt-to equity amounts) Assets Cash and short-term investments $471,486 $ - $471,486 $ - $ - $ - $ - Mortgage-backed securities at fair value Agency-backed securities 3,635,511 - 3,635,511 3,541,994 - - 3,541,994 Non-consolidated subordinate credit-linked securities 195,401 - 195,401 137,987 - - 137,987 Senior non-Agency securities 136,133 - 136,133 126,837 - - 126,837 Credit risk transfer securities relating to consolidated variable interest entities - 1,048,834 1,048,834 130,139 - 636,579 766,718 Subordinate credit-linked and senior non-agency securities relating to consolidated VIEs - 340,285 340,285 275,608 - - 275,608 3,967,045 1,389,119 5,356,164 4,212,565 - 636,579 4,849,144 Loans acquired for sale at fair value 2,616,251 - 2,616,251 2,408,949 8,413 - 2,417,362 Loans at fair value 4,566,532 (4,564,678) 1,854 - - - - Derivative assets 52,964 (31,147) 21,817 - - - - Deposits securing credit risk transfer arrangements 1,064,719 (1,064,719) - - - - - Mortgage servicing rights and servicing advances 3,809,586 48,265 3,857,851 205,341 - 2,029,554 2,234,895 16,548,583 (4,223,160) 12,325,423 6,826,855 8,413 2,666,133 9,501,401 Other 252,536 - 252,536 - - - - Total assets and secured ﬁnancing $16,801,119 $(4,223,160) $12,577,959 $6,826,855 $8,413 $2,666,133 $9,501,401 Unsecured debt 875,225 Debt excluding non-recourse 10,376,626 Debt in consolidated variable interest entities $4,212,681 Total debt $14,589,307 Equity $1,865,645 Debt-to equity ratio: (2) Excluding non-recourse debt 5.6:1 (3) Total 7.8:1 (1) This balance sheet has been adjusted from GAAP to deconsolidate the loan and CRT VIEs to provide investors with a more creditor-aligned view of how our debt relates to the assets we ﬁnance with debt in the securitized form the assets are ﬁnanced. The adjusted balance sheet information should not be considered in isolation or as a substitute for an analysis of our results as reported under GAAP. 26 26 (2) Total borrowings reduced by asset-backed ﬁnancings and interest-only security payable, divided by shareholders’ equity. (3) Total borrowings divided by shareholders’ equity.

ACQUISITIONS AND LOCKS BY PRODUCT Unaudited ($ in millions) 2Q24 3Q24 4Q24 1Q25 2Q25 Correspondent Acquisitions Conventional Conforming - for PMT $ 2,195 $ 5,851 $ 3,241 $ 2,437 $ 2,740 (1) Conventional Conforming - for PFSI 10,007 8,092 13,567 8,961 13,521 (1) Government - for PFSI 10,301 11,788 11,018 11,263 13,235 Jumbo - for PMT 34 97 256 344 346 Total $ 22,537 $ 25,829 $ 28,082 $ 23,005 $ 29,841 Correspondent Locks Conventional Conforming - for PMT $ 2,602 $ 7,373 $ 2,741 $ 2,210 $ 3,009 (1) Conventional Conforming - for PFSI 9,914 8,229 13,810 9,988 14,697 (1) Government - for PFSI 11,100 12,448 11,088 12,107 13,960 Jumbo - for PMT 90 253 454 526 529 Total $ 23,706 $ 28,304 $ 28,093 $ 24,831 $ 32,197 PFSI Loans Acquired by PMT $ 0 $ 187 $ 463 $ 637 $ 1,010 Note: Figures may not sum due to rounding (1) PMT sells government-insured and guaranteed loans, and certain conventional loans that it purchases from correspondent sellers to PennyMac Loan Services, LLC, and earns a sourcing fee and interest income for its holding period; PMT 27 does not pay a fulﬁllment fee for government-insured or guaranteed loans or conventional loans subsequently sold to PFSI

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